UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2020 (April 23, 2020)

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase Class A common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase Class A common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s Class A common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s Class A common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this "Amended 8-K") is being filed solely for the purpose of amending and restating Item 9.01(d) of the Current Report on Form 8-K filed by WillScot Corporation on April 23, 2020 (the "Original 8-K") to include a correct hyperlink for Exhibit 99.1, which linked to an incorrect document in the Original 8-K. The correct hyperlink for Exhibit 99.1 is included herein under Item 9.01(d).

Except as specifically stated herein, the Original 8-K remains unchanged. In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01(d) of the Original 8-K, as amended by this Amended 8-K, is set forth below.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP (incorporated by reference to Exhibit 23.1 to WillScot Corporation's Current Report on Form 8-K, filed on April 23, 2020)
99.1	Historical Audited Consolidated Financial Statements of Mobile Mini, as of and for the year ended December 31, 2019, 2018 and 2017 and the notes thereto and the independent auditor's report thereon (incorporated by reference to Item 8 "Financial Statements and Supplemental Data," in Mobile Mini's Annual Report on Form 10-K, filed February 3, 2020)
99.2	Selected Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to Exhibit 99.2 to WillScot Corporation's Current Report on Form 8-K, filed on April 23, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

Dated: April 24, 2020	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Vice President, General Counsel & Corporate Secretary